UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 22, 2022

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034			41-0448030
(Commission File Number)			(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota	55401
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code	612	330-5500

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of New Director

On June 22, 2022, the Board of Directors (the “Board”) of Xcel Energy Inc. (“Xcel Energy”) elected Megan D. Burkhart, 50, to serve on the Board effective June 22, 2022, for a term expiring at the Xcel Energy 2023 Annual Meeting of Shareholders. Ms. Burkhart was also appointed to serve on the Board’s Audit Committee and Governance, Compensation and Nominating Committee. The Board determined that Ms. Burkhart is independent and meets the applicable director independence requirements of the Nasdaq Stock Market LLC and Xcel Energy’s director independence standards, as adopted by the Board. In connection with the election of Ms. Burkhart, the Board increased the number of Xcel Energy directors from 11 to 12 pursuant to Xcel Energy’s Bylaws.

Ms. Burkhart has served as Executive Vice President, Chief Human Resources Officer for Comerica Incorporated since 2010. As Executive Vice President and Chief Human Resources Officer, Burkhart leads the division that includes Diversity & Inclusion, HR Operations, Technology & Risk, HR Consulting, Learning, Talent and Organizational Change Management, Talent Acquisition and Total Rewards. She is a member of Comerica's Management Executive Committee. Ms. Burkhart joined Comerica in 1997. Prior to her current role, Ms. Burkhart served as Senior Vice President and Director of Compensation from 2007 to 2010. Ms. Burkhart earned a bachelor's degree from Miami University in Oxford, Ohio.

Ms. Burkhart will receive compensation for her Board service consistent with the compensation received by Xcel Energy’s other non-employee directors as disclosed in the Summary of Non-Employee Director Compensation, effective as of October 1, 2021, on file with the Securities and Exchange Commission as Exhibit 10.01 to Xcel Energy’s Form 10-Q for the quarter ended September 30, 2021, which is incorporated herein by reference. Ms. Burkhart’s compensation will be prorated from the commencement of her service on the Board to the date of the 2023 Annual Meeting of Shareholders. Except for the foregoing compensation arrangement, there is no arrangement or understanding between Ms. Burkhart and any other person pursuant to which Ms. Burkhart was elected as a director. There are no related person transactions involving Ms. Burkhart that are reportable under Item 404(a) of Regulation S-K, and Ms. Burkhart does not have any familial relationship with any director or other executive officer of Xcel Energy.

A copy of the press release announcing Ms. Burkhart’s election is attached hereto as Exhibit 99.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.01	Summary of Non-Employee Director Compensation, effective as of October 1, 2021 (incorporated by reference to Exhibit 10.01 to the Xcel Energy Inc. Form 10-Q for the quarter ended September 30, 2021)
99.01	Press Release dated June 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2022	Xcel Energy Inc. (a Minnesota corporation)

/s/ AMY SCHNEIDER
Amy Schneider
Vice President, Corporate Secretary and Securities